Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report of GenMark Diagnostics, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), Hany Massarany, Chief Executive Officer of the Company, and Paul Ross, Chief Financial Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 2, 2011

/s/ Hany Massarany
Hany Massarany Chief Executive Officer (principal executive officer)

/s/ Paul Ross
Paul Ross Chief Financial Officer (principal financial officer)